UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): JUNE 24, 2005

                               MOVADO GROUP, INC.
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               (Exact Name of Registrant as Specified in Charter)


                                    NEW YORK
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                 (State or Other Jurisdiction of Incorporation)


           1-16497                                      13-2595932
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   (Commission File Number)               (IRS Employer Identification Number)



                  650 FROM ROAD
               PARAMUS, NEW JERSEY                          07652
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     (Address of Principal Executive Offices)             (Zip Code)


       Registrant's telephone number, including area code: (201) 267-8000


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_|   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

     |_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

             On June 24, 2005, the Board of Directors of Movado Group Inc. (the "Company") elected Richard Isserman to the Board. The size of the Company's Board of Directors was increased from eight to nine in connection with this appointment.

             There are no arrangements or understandings between Mr. Isserman and any other person pursuant to which Mr. Isserman was selected as a director. As discussed below in "Item 8.01. Other Events," Mr. Isserman has been appointed to serve as a member of the Audit Committee.

             As an independent director, Mr. Isserman is eligible to participate in the 1996 Stock Incentive Plan, as amended and on June 24, 2005, he received an option to purchase 1,500 shares.

             A copy of the press release announcing Mr. Isserman's election is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

ITEM 8.01.   OTHER EVENTS.

APPOINTMENT OF COMMITTEE MEMBERS

             On, June 24, 2005, the Board made the following appointments of members to serve on the committees of the Board:

     o Nominating/Corporate Governance Committee - Nathan Leventhal (Chair), Leonard L. Silverstein and Margaret Hayes Adame

     o Audit Committee - Donald Oresman (Chair), Alan H. Howard and Richard Isserman

     o Compensation Committee - Mr. Howard, Mr. Oresman, Ms. Hayes Adame and Mr. Silverstein

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

             (c)  Exhibits

             99.1 Press release of Movado Group, Inc. dated June 27, 2005.

                                   SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.


Dated:  June 27, 2005

                                             MOVADO GROUP, INC.


                                             By: /s/ Timothy F. Michno
                                                 -------------------------------
                                             Name:  Timothy F. Michno
                                             Title: General Counsel